Supplemental Information December 31, 2009

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhinvestors.com

Email: investor_relations@nhinvestors.com

Table of Contents

CORPORATE

Disclaimer

2

Analyst Coverage

3

Investor Relations Contact

3

Senior Management

3

Board of Directors

3

Company Profile

3

Long-Term Growth

4

Value Creation

4

Dividend History

4

FINANCIAL

Condensed Balance Sheets

5

Condensed Statements of Income

6

Funds From Operations

7

Funds Available for Distribution

7

EBITDA Reconciliation

8

Interest Coverage Ratio

8

PORTFOLIO

Portfolio Summary

9

Geographic Distribution

10

Lease Expirations

11

Mortgage Maturities

11

DEFINITIONS

Annualized Revenues

12

Facility Types

12

Funds available for distribution – FAD

12

Funds from operations – FFO

12

Normalized FFO

12

Investment (NBV)

12

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2009:

•

We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•

We are exposed to risk that our tenants and mortgagees may become subject to bankruptcy or insolvency proceedings;

•

We are exposed to risks related to government regulations and the effect they have on our tenants’ and mortgagees’ business;

•

We are exposed to risk that the cash flows of our tenants and mortgagees will be adversely affected by increased liability claims and general and professional liability insurance costs;

•

We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•

We depend on the success of future acquisitions and investments;

•

We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•

We may incur more debt and intend to replace our current credit facility with longer term debt in the future, which long term debt may not be available on terms acceptable to the Company;

•

We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•

We are exposed to the risk that our assets may be subject to impairment charges;

•

We depend on the ability to continue to qualify as a real estate investment trust;

•

We have ownership limits in our charter contains with respect to our common stock and other classes of capital stock;

•

We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests;

In this Supplemental Information we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhinvestors.com
(615) 890-9100 ext. 108

SENIOR MANAGEMENT	BOARD OF DIRECTORS
W. Andrew Adams	W. Andrew Adams	Robert A. McCabe, Jr.
Chairman and Chief Executive Officer	Chairman and Chief Executive Officer	Chairman
	National Health Investors, Inc.	Pinnacle Financial Partners
J. Justin Hutchens
President and Chief Operating Officer	Robert T. Webb	Ted H. Welch
	President (Retired) and Founder	Ted Welch Investments
Roger R. Hopkins, CPA	Webb's Refreshments, Inc.
Chief Accounting Officer

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care industry.  Our mission is to invest in health care real estate assets which generate current income that will be distributed to stockholders.  We have pursued this mission by acquiring properties to lease and making mortgage loans nationwide.  These investments involve 108 health care facilities in 20 states and include 78 skilled nursing facilities, 21 assisted living facilities, 4 medical office buildings, 4 retirement centers and 1 acute care hospital.  We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including the issuance of convertible debt instruments, bank lines of credit, and ordinary term loans.

Investor Snapshot as of December 31, 2009

Exchange:	NYSE	52 week Low/High:	$21.77	$37.64	Market Capitalization:	$1.02 billion
Symbol:	NHI	Dividend/Yield:	$2.20	5.95%
Closing Price:	$36.99	Shares Outstanding:	27,629,505

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VALUE CREATION

Total Return*
	NHI	S&P 500	NAREIT
1 year	46.23%	26.46%	27.46%	S&P 500 – Standard & Poor’s index of 500 large-
5 years	13.55%	0.41%	-0.89%	cap common stocks
10 years	18.85%	-0.95%	10.18%
15 years	16.36%	8.04%	9.34%	NAREIT – FTSE NAREIT US Real Estate Index
Since inception**	19.41%	8.11%	9.59%	Series of all publicly traded REITS

*assumes reinvestment of dividends
**since inception of NHI in Oct. '91

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the IRS Code and is different than net income for financial statement purposes determined in accordance with accounting principles generally accepted in the U.S.

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FINANCIAL

CONDENSED BALANCE SHEETS

(in thousands, except share amounts)

	December 31,	December 31,
Assets	2009	2008
Real estate properties:
Land	$28,490	$26,310
Buildings and improvements	322,296	284,596
Construction in progress	350,786	310,906
	(126,925)	(129,574)
Less accumulated depreciation	223,861	181,332

Mortgage notes receivable	94,588	108,640
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	45,718	100,242
Marketable securities	21,322	26,594
Accounts receivable, net	2,189	1,734
Assets held for sale, net	33,420	200
Deferred costs and other assets	130	232
Total Assets	$459,360	$457,106

Liabilities and Stockholders' Equity
Bonds payable	$-	$3,987
Earnest money deposit	150	-
Real estate purchase liability	3,000	-
Accounts payable and accrued expenses	2,754	4,359
Dividends payable	17,959	19,030
Deferred income	885	115
Total Liabilities	24,748	27,491

Commitments and Contingencies

Stockholders' Equity
Common stock, .01 par value; 40,000,000 shares authorized; 27,629,505 and
27,580,319 shares issued and outstanding, respectively	276	276
Capital in excess of par value	459,842	458,911
Cumulative net income	900,611	836,382
Cumulative dividends	(940,220)	(876,742)
Unrealized gains on marketable securities	14,103	10,788
Total Stockholders' Equity	434,612	429,615
Total Liabilities and Stockholders' Equity	$459,360	$457,106

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CONDENSED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenues:
Rental income	$14,255	$12,073	$55,076	$48,339
Mortgage interest income	2,074	2,452	9,145	9,666
	16,329	14,525	64,221	58,005

Expenses:
Interest	8	60	85	308
Depreciation	2,163	1,704	7,629	6,761
Amortization	79	4	90	15
Legal	681	557	1,954	1,598
Franchise, excise and other taxes	180	121	730	646
General and administrative	1,216	1,346	5,255	3,585
Loan and realty losses (recoveries)	-	-	(1,077)	-
	4,327	3,792	14,666	12,913

Income before non-operating income	12,002	10,733	49,555	45,092
Non-operating income (investment and other)	3,289	2,023	8,581	6,487
Income from continuing operations	15,291	12,756	58,136	51,579

Discontinued operations:
Income from discontinued operations	1,000	611	6,093	5,931
Net gain on sale of real estate	-	-	-	-
	1,000	611	6,093	5,931

Net income	$16,291	$13,367	$64,229	$57,510

Weighted average common shares outstanding:
Basic	27,603,646	27,573,294	27,586,338	27,706,106
Diluted	27,656,684	27,578,380	27,618,300	27,731,951

Earnings per share:
Basic:
Income from continuing operations	$0.55	$0.46	$2.11	$1.86
Discontinued operations	0.04	0.04	0.22	0.22
Net income available to common stockholders	$0.59	$0.50	$2.33	$2.08

Diluted:
Income from continuing operations	$0.54	$0.46	$2.10	$1.86
Discontinued operations	0.04	0.03	0.22	0.21
Net income available to common stockholders	$0.58	$0.49	$2.32	$2.07

Dividends declared per common share(1)	$0.65	$0.69	$2.30	$2.34(2)

(1) Includes special dividends of $0.10 and $0.14 per common share for the years ended December 31, 2009 and 2008, respectively.

(2) Excludes an $0.08 per common share ‘spillover’ dividend declared in 2008 for 2007.

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FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008

Net income	$16,291	$13,367	$64,229	$57,510
Real estate depreciation in continuing operations	2,055	1,682	7,373	6,667
Real estate depreciation in discontinued operations	248	247	992	1,030
Funds from operations	$18,594	$15,296	$72,594	$65,207
Collection of past due rent and interest amounts	-	-	(2,654)	-
(Gains, recoveries) and losses on marketable securities	(1,944)	1,099	(2,403)	2,475
Asset write-downs and (recoveries of previous writedowns)	-	386	(1,077)	1,986
Recognition of deferred credits	-	-	(1,493)	(4,121)
Restricted stock forfeiture	-	-	-	(566)
Other one time items	-	(1,313)	(626)	(1,313)
Normalized FFO	$16,650	15,468	64,341	63,668

Weighted average common shares outstanding:
Basic	27,603,646	27,573,294	27,586,338	27,706,106
Diluted	27,656,684	27,578,380	27,618,300	27,731,951

Funds from operations per share:
Basic	$0.67	$0.55	$2.63	$2.35
Diluted	$0.67	$0.55	$2.63	$2.35

Normalized FFO per share
Basic	$0.60	$0.56	$2.33	$2.29
Diluted	$0.60	$0.56	$2.33	$2.29

FFO payout ratio:
Dividends declared, including special dividends	$0.65	$0.69	$2.30	$2.34
FFO per diluted share	$0.67	$0.55	$2.63	$2.35
FFO payout ratio	97.0%	125.5%	87.5%	99.6%

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008

Net income	$16,291	$13,367	$64,229	$57,510
Real estate depreciation in continuing operations	2,055	1,682	7,373	6,667
Real estate depreciation in discontinued operations	248	247	992	1,030
Straight-line lease revenue, net	(340)	(73)	(627)	(167)

Funds available for distribution	$18,254	$15,223	$71,967	$65,040

Weighted average common shares outstanding:
Basic	27,603,646	27,573,294	27,586,338	27,706,106
Diluted	27,656,684	27,578,380	27,618,300	27,731,951

Funds available for distribution per share:
Basic	$0.66	$0.55	$2.61	$2.35
Diluted	$0.66	$0.55	$2.61	$2.35

FAD payout ratio:
Dividends declared per common share	$0.65	$0.69	$2.30	$2.34
FAD per diluted share	$0.66	$0.55	$2.61	$2.35
FAD payout ratio	98.5%	125.5%	88.1%	99.6%

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2009	2008	2009	2008

Net income	$16,291	$13,367	$64,229	$57,510
Interest	8	60	85	307
Franchise, excise and other taxes	180	121	730	646
Depreciation in continuing operations	2,163	1,704	7,629	6,761
Depreciation in discontinued operations	248	247	992	1,182
Amortization	79	4	90	15
EBITDA	$18,969	$15,503	$73,755	$66,421

Interest	$8	$60	$85	$307

Interest Coverage Ratio	2,371.13	258.38	867.71	216.36

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PORTFOLIO

PORTFOLIO SUMMARY as of December 31, 2009

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing (1)	47	6,260	$118,528,000	$38,905,000	70.64%
Assisted Living	19	1,357	82,643,000	9,903,000	17.98%
Hospitals	1	55	5,998,000	2,809,000	5.10%
Independent Living	4	456	7,177,000	1,823,000	3.31%
Medical Office Buildings	4	124,427	8,739,000	1,636,000	2.97%
Total Leases	75		$223,085,000	$55,076,000	100.00%

(1) Skilled Nursing
NHC facilities*	38	5,274	$49,125,000	$33,589,000	60.99%
All other facilities	9	986	69,403,000	5,316,000	9.65%
	47	6,260	$118,528,000	$38,905,000	70.64%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	31	3,481	$90,102,000	$8,550,000	93.49%
Assisted Living	2	146	4,486,000	248,000	2.71%
Developmentally Disabled**	-	-	-	347,000	3.80%
Total Mortgages	33	3,627	$94,588,000	$9,145,000	100.00%

**Mortgages were paid in full during the 4th quarter of 2009

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GEOGRAPHIC DISTRIBUTION as of December 31, 2009

							YTD	% of
	SNF	ALF	MOB	ILF	HOSP	Total	Revenue	Total
Tennessee	20	3	-	2	-	25	$17,812,000	27.73%
Florida	10	4	1	-	-	15	11,228,000	17.48%
South Carolina	4	1	-	-	-	5	6,621,000	10.31%
Texas	6	-	2	-	-	8	4,914,000	7.65%
Michigan	-	4	-	-	-	4	265,000	0.41%
Kentucky	2	-	-	-	1	3	4,488,000	6.99%
Arizona	1	4	-	-	-	5	4,275,000	6.66%
Missouri	8	-	-	1	-	9	2,903,000	4.52%
Virginia	7	-	-	-	-	7	2,396,000	3.73%
Alabama	2	-	-	-	-	2	2,098,000	3.27%
Georgia	5	-	-	-	-	5	1,822,000	2.84%
New Jersey	-	1	-	-	-	1	1,372,000	2.14%
Massachusetts	4	-	-	-	-	4	972,000	1.51%
Idaho	1	-	-	1	-	2	905,000	1.41%
Kansas	5	-	-	-	-	5	639,000	1.00%
New Hampshire	3	-	-	-	-	3	590,000	0.92%
Pennsylvania	-	1	-	-	-	1	403,000	0.63%
Illinois	-	1	1	-	-	2	270,000	0.42%
Minnesota	-	1	-	-	-	1	234,000	0.36%
Oregon	-	1	-	-	-	1	14,000	0.02%
	78	21	4	4	1	108	$64,221,000	100.00%

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LEASE EXPIRATIONS AND MORTGAGE MATURITIES as of December 31, 2009

	2010	2011	2012	2013	2014	2015 - 2018	2019 - 2022	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$5,289,000	$983,000	$-	$-	$-	$417,000	$34,163,000	$6,631,000	$47,483,000
Properties	1	1	-	-	-	1	40	4	47
Assisted Living
Annualized Revenue	-	365,000	-	1,376,000	-	2,400,000	404,000	7,872,000	12,417,000
Properties	-	1	-	1	-	3	1	13	19
Medical Office Buildings
Annualized Revenue	-	586,000	-	389,000	-	666,000	-	-	1,641,000
Properties	-	2	-	1	-	1	-	-	4
Independent Living
Annualized Revenue	-	632,000	-	-	-	-	1,196,000	-	1,828,000
Properties	-	1	-	-	-	-	3	-	4
Hospitals
Annualized Revenue	-	-	2,817,000	-	-	-	-	-	2,817,000
Properties	-	-	1	-	-	-	-	-	1

Total Annualized Revenues	$5,289,000	$2,566,000	$2,817,000	$1,765,000	$-	$3,483,000	$35,763,000	$14,503,000	$66,186,000

Mortgages
Skilled Nursing
Annualized Revenue	$3,875,000	$1,566,000	$-	$187,000	$1,034,000	$-	$236,000	$1,396,000	$8,294,000
Properties	9	7	-	1	8	-	-	6	31
Assisted Living
Annualized Revenue	-	-	-	-	73,000	401,000	-	-	474,000
Properties	-	-	-	-	1	1	-	-	2
Developmentally Disabled
Annualized Revenue	349,000	-	-	-	-	-	-	-	349,000
Properties	-	-	-	-	-	-	-	-	-

Total Annualized Revenues	$4,224,000	$1,566,000	$-	$187,000	$1,107,000	$401,000	$236,000	$1,396,000	$9,117,000

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DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Facility Types

SNF –Skilled nursing facility

ALF – Assisted living facility

HOSP – Acute-care hospital

ILF – Independent living facility

MOB – Medical office building

DD – Developmentally disabled facility

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  This calculation is sometimes referred to as Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO

Normalized FFO excludes from FFO any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

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